SRAX

(Nasdaq: SRAX)

2021 Business Update

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SEQUIRE

Safe Harbor Statement:

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to increase our revenues, satisfy our obligations as they become due, report profitable operations and other risks and uncertainties as set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of SRAX and are difficult to predict. SRAX undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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VIRTUAL
EVENTS
SEQUIRE
LDMICRO
Investor
Community

2021

What a year

$46.1M
in bookings.

278
Issuers have signed up for **SEQUIRE**

Q1 Revenue Guidance re-affirmed at $11.5M

Full year revenue guidance increased to $47M - $49M

SRAX

2021 Annual Report status

Delays in filing full year financials statement on Form 10-K.

The delay is due primarily due to the following:

- Additional information required from BIGtoken in order to complete the audit of the BIGtoken financials transactions required to be incorporated within our financial statement through December 31, 2021.
- Completion of the valuation of our remaining equity investment in BIGtoken as of December 31, 2021.

SEQUIRE

Sequire Bookings



Bookings
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$792,000
$2,569,198
$6,634,844
$4,806,400
$9,288,748
$11,445,437
$8,900,000
$16,500,000
$15,600,000
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

**Bookings include the total face value of contracts written during the period.*

SEQUIRE

Subscribers Over Time



59
68
91
125
183
200
225
260
284
300
250
200
150
100
50
0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

SEQUIRE

Share Structure

Capitalization		
		Shares
Shares Outstanding		25,994,672
Convertible Debentures		
Due 06/30/2023		392,193
Warrants	Expiration	
	2021	
	2022	5,220,206
	2023	
	2024 +	102,879
	Total	5,323,089
Employee Options		1,754,287
Fully Diluted Shares		**33,464,241**

Warrants by Month

Expiring on 2022	Expiring on 2023	Expiring on 2024	Total warrants
$16,195,343.08	$0.00	$102,433.50	$16,297,776.58
Shares: 5,220,206	**Shares:** 0	**Shares:** 102,873	**Shares:** 5,323,079



Expiring
2022
Value in shares
4M
3.5M
3M
2.5M
2M
1.5M
1M
500K
0
Shares
1.4 M
76,000
3.7 M
March
April
May
June
July
August
September
October
November
December
Months


SRAX
SRAX



Total Sequire Employees

153

SEQUIRE

Shares Owned by Institutional Investors



2020 Q2	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3	2021 Q4
624,869	591,770	787,678	3,578,676	5,217,898 Current	7,000,000 Actual	8,100,000

Total Shares Owned by Funds

SEQUIRE

New Features This Quarter

Deal Center

Issuers can track the movement of shares that are issued when they do a financing. Our Deal Center module lets issuers track all types of issuances and track what impact new issuances may have on the cap table.



Deal Center
Deals
Investors
Total Outstanding Common Shares
25M
Total Outstanding Preferred Shares
0
Calculated Fully Diluted Shares
37.75M
All
Common
Preferred
Debt
Warrant Exchange
Search
+ Add New Deal
January Financing
Common Deal
03/11/2022
Shares
1M
0 Warrants
0(USD)
No Protection
2 Investors
5M (USD)
1
My deals
Search
10
Filters
Deal name
Type
Date Issued
Shares
Share Price
Investors
Warrants
Protection
Actions

Virtual Events 1 x 1

Issuers can set 1 x 1 meetings with investors. Our tools provide the ability for investors to set meetings with investors that want to hear their story.


SEQUIRE
(Nasdaq: SRAX)
LDMICRO
Logged in SRAX as
Matt Smith
EVENT PAGE
MY AGENDA
My Agenda
NEXT UP 15 DEC, WED
9:00 - 9:30 AM (EST)
Jonathan Smithson
Morgan Lea
Luxor Corp. CFO
zoom.us/j/183692?pwd=AW...
JOIN VIA ZOOM
Wednesday, December 15, 2022
9:30 - 10:00 AM EST
SRAX, Inc.
Guests Confirmed: John Smith, Jane Doe, Hope Torres
10:00 - 10:30 AM EST
Nathalie Thompson
PENDING APPROVAL
Guests Confirmed: John Smith, Jane Doe, Hope Torres
10:30 - 11:00 AM EST
Nathalie Thompson
PENDING APPROVAL
Guests Confirmed: John Smith, Jane Doe, Hope Torres
Thursday, December 16, 2022
10:30 - 11:00 AM EST
SRAX, Inc.
Guests Confirmed: John Smith, Jane Doe, Hope Torres
Botanik Co.
Companies
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Google, Inc. REQUEST
Apple, Inc. • REQUESTED
HUAWEI • DENIED
SRAX, Inc. • CONFIRMED
LD Micro REQUEST
Old Spice REQUEST
Sunstrider Company Inv... REQUEST
Red Vines REQUEST

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